UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 May 19, 2005 (Date of earliest event reported)

                                 MAGNETEK, INC.

             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                  1-10233                  95-3917584
(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)           File Number)           Identification No.)


                       10900 Wilshire Boulevard, Suite 850
                          Los Angeles, California 90024
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (310) 689-1610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS.

Court Ruling Concerning Petitions filed Ole K. Nilssen et al and Magnetek, Inc.

On May 31, 2005, the United States District Court for the Northern District of Illinois heard a Petition seeking confirmation of an arbitration award filed by Ole K. Nilssen et al on May 19, 2005 (see 8-K, ITEM 2.04, filed by Magnetek on May 20, 2005) and a Counter-Petition asserting factual and substantive reasons why the award should not be confirmed filed by Magnetek on May 23, 2005 (see 8-K, ITEM 8.01, filed by Magnetek on May 25, 2005). The Court granted Magnetek until June 21, 2005 to fully brief the issues raised in its Counter-Petition, giving Nilssen et al until July 5, 2005 to file an opposing brief, and giving Magnetek until July 15, 2005 to file a reply. Thereafter, the Court will rule on the Petition and Counter-Petition.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MAGNETEK, INC.





                                                 By: /s/ David Reiland
                                                     -------------------------
                                                     David Reiland
                                                     Executive Vice President
                                                     & Chief Financial Officer
June 1, 2005